EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Explore Anywhere Holding Corp. for the fiscal quarter ending June 30, 2013, I, Bryan Hammond, Chief Executive Officer of Explore Anywhere Holding Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2013, fairly presents, in all material respects, the financial condition and results of operations of Explore Anywhere Holding Corp.

Dated: August 6, 2013	By:	/s/ Bryan Hammond
Bryan Hammond
Interim Chairman and Chief Executive Officer
(Principal Executive Officer)